Other Long-Term Liabilities	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Other Long-Term Liabilities	Other Long-Term Liabilities

	2021	2020
Asset retirement obligations	$6,806	$5,861
Lease liabilities (note 8)	1,584	1,690
Share-based compensation	489	160
Risk management (note 19)	85	160
Transportation and processing contracts (1)	241	270
Other (2)	127	145
	9,332	8,286
Less: current portion	948	722
	$8,384	$7,564
(1)The acquisition of Painted Pony in 2020 included product transportation and processing obligations (note 7).
(2)Includes $48 million (2020 – $72 million) related to the acquisition of the Joslyn oil sands project in 2018, payable in annual installments of $25 million.
ASSET RETIREMENT OBLIGATIONS
The Company’s asset retirement obligations are expected to be settled on an ongoing basis over a period of approximately 60 years and discounted using a weighted average discount rate of 4.0% (2020 – 3.7%; 2019 – 3.8%) and inflation rates of up to 2% (December 31, 2020 – up to 2%). Reconciliations of the discounted asset retirement obligations were as follows:

	2021	2020	2019
Balance – beginning of year	$5,861	$5,771	$3,886
Liabilities incurred	5	5	15
Liabilities acquired, net	76	13	198
Liabilities settled	(307)	(249)	(296)
Asset retirement obligation accretion	185	205	190
Revision of cost and timing estimates	1,716	(134)	412
Change in discount rates	(723)	253	1,412
Foreign exchange adjustments	(7)	(3)	(46)
Balance – end of year	6,806	5,861	5,771
Less: current portion	249	184	208
	$6,557	$5,677	$5,563
Segmented Asset Retirement Obligations

	2021	2020
Exploration and Production
North America	$4,021	$2,899
North Sea	821	787
Offshore Africa	170	174
Oil Sands Mining and Upgrading	1,793	1,999
Midstream and Refining	1	2
	$6,806	$5,861
SHARE-BASED COMPENSATION
The liability for share-based compensation includes costs incurred under the Company’s Option and PSU plans. The Company’s Option Plan provides current employees with the right to elect to receive common shares or a cash payment in exchange for stock options surrendered. The PSU plan provides certain executive employees of the Company with the right to receive a cash payment, the amount of which is determined by individual employee performance and the extent to which certain other performance measures are met.
The Company recognizes a liability for potential cash settlements under these plans. The current portion of the liability represents the maximum amount of the liability payable within the next twelve month period if all vested stock options and PSUs are settled in cash.

	2021	2020	2019
Balance – beginning of year	$160	$297	$124
Share-based compensation expense (recovery)	514	(82)	223
Cash payment for stock options surrendered and PSUs vested	(48)	(39)	(2)
Transferred to common shares	(139)	(21)	(53)
Other	2	5	5
Balance – end of year	489	160	297
Less: current portion	329	119	227
	$160	$41	$70
Included within share-based compensation liability as at December 31, 2021 was $90 million (2020 – $49 million; 2019 – $62 million) related to PSUs granted to certain executive employees.
The fair value of stock options outstanding was estimated using the Black-Scholes valuation model with the following weighted average assumptions:

	2021	2020	2019
Fair value	$16.98	$3.47	$7.88
Share price	$53.45	$30.59	$42.00
Expected volatility	35.5%	39.8%	26.7%
Expected dividend yield	4.4%	5.6%	3.6%
Risk free interest rate	1.1%	0.3%	1.7%
Expected forfeiture rate	4.7%	4.3%	4.3%
Expected stock option life (1)	4.2 years	4.3 years	4.4 years
(1)At original time of grant.
The intrinsic value of vested stock options at December 31, 2021 was $112 million (2020 – $11 million; 2019 – $75 million).